UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 26, 2005

Genesee & Wyoming Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31456	06-0984624
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

66 Field Point Road, Greenwich, Connecticut		06830
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203-629-3722

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 "CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT" concerning the Senior Notes (as defined therein) is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

GWI completed a private placement of $100 million 5.36% 10-Year Senior Notes and $25 million Floating Rate 7-Year Senior Notes (collectively, the "Senior Notes"), which floating rate notes have a borrowing rate of LIBOR plus 0.70%. GWI will use the proceeds of the Senior Notes to repay the $125 million 10-Year Floating Rate Notes issued pursuant to that certain supplement, dated as of June 1, 2005, to the Note Purchase Agreement, dated as of November 12, 2004 (the "NPA"). The initial purchasers of the Senior Notes are Genworth Financial and certain affiliates, Teachers Insurance and Annuity Association of America, The Prudential Insurance Company of America and certain affiliates, Phoenix Life Insurance Company, Modern Woodmen of America, and Mutual of Omaha Life Insurance Company and certain affiliates. Banc of America Securities LLC acted as private placement agent. The Senior Notes were issued pursuant to a supplement (the "Second Supplement") to the NPA, and, except as set forth in the Second Supplement, are subject to the same terms, conditions and covenants as those contained in the NPA. The Senior Notes are unsecured but are guaranteed by substantially all of GWI’s U.S. subsidiaries.

This summary is qualified in its entirety by reference to the text of the NPA, which was previously filed as an exhibit to the 8K filed on November 18, 2004, and is incorporated herein by reference, and the Second Supplement, which is incorporated herein by reference and is included as Exhibit 99.1 to this Current Report. A press release related to the Senior Notes was issued by the Company on August 1,2005, and is filed as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genesee & Wyoming Inc.

August 1, 2005	By:	Adam B. Frankel

Name: Adam B. Frankel
Title: SVP, General Counsel & Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	SECOND SUPPLEMENT TO NOTE PURCHASE AGREEMENT DATED JULY 26, 2005, RE: $100,000,000 5.36% SERIES 2005-B SENIOR NOTES DUE JULY 26, 2015, AND $25,000,000 FLOATING RATE SERIES 2005-C SENIOR NOTES DUE JULY 26, 2012
99.2	Press Release, dated August 1, 2005, issued by Genesee & Wyoming Inc. announcing completion of $125 million debt refinancing